SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                 Date of Report
                 (Date of earliest
                 event reported):               July 26, 2000


                              Bandag, Incorporated
                              ---------------------
             (Exact name of registrant as specified in its charter)


       Iowa                      001-07007                  42-0802143
--------------------        ---------------------       --------------------
  (State or other              (Commission File             (IRS Employer
  jurisdiction of                  Number)               Identification No.)
   incorporation)

                  2905 North Highway 61, Muscatine, Iowa 52761
        -----------------------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (319) 262-1400
                       ----------------------------------
                         (Registrant's telephone number)



                               Page 1 of 3 pages

Item 5.  Other Events.

(a) Registrant is filing (i) unaudited condensed consolidated statements of earnings for the three and six month periods ended June 30, 2000 and 1999, respectively, (ii) unaudited condensed consolidated statements of cash flows for the six months ended June 30, 2000 and 1999, respectively, and (iii) unaudited condensed consolidated balance sheets as of June 30, 2000 and December 31, 1999, respectively.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      None.

(b)      None.

(c)      See Exhibit Index on page 3.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

         Date:    July 26, 2000

                                        BANDAG, INCORPORATED


                                        By:/s/ Warren W. Heidbreder
                                           -------------------------------------
                                           Warren W. Heidbreder, Vice President,
                                           Chief Financial Officer


                               Page 2 of 3 pages

                                  EXHIBIT INDEX




  Exhibit Number                    Exhibit Description

          99.1 Unaudited condensed consolidated statements of earnings for the three and six month periods ended June 30, 2000 and 1999, respectively, (i) unaudited condensed consolidated statements of cash flows for the six months ended June 30, 2000 and 1999, respectively, and (ii) unaudited condensed consolidated balance sheets as of June 30, 2000 and December 31, 1999, respectively.




                               Page 3 of 3 pages